Exhibit 10.31

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT dated as of December 7, 2020 (this “Fifth Amendment”) to the Credit Agreement referred to below by and among Cure Intermediate 3, LLC (f/k/a Chloe Ox Intermediate 3, LLC and Ox Parent, LLC), a Delaware limited liability company (“Holdings”), Signify Health, LLC (f/k/a Chloe Ox Parent, LLC and Cure Borrower, LLC), a Delaware limited liability company (the “Borrower”), the other Guarantors from time to time party hereto, the lenders party hereto (the “December 2020 Incremental Term Lenders”) and UBS AG, Stamford Branch, as administrative agent and collateral agent (the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Borrower, the other Guarantors from time to time parties thereto, the several Lenders from time to time parties thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of December 21, 2017, (as amended and restated by that certain First Amendment, dated as of June 22, 2018, as amended by the Second Amendment, dated as of April 23, 2019, as amended by the Third Amendment, dated as of December 9, 2019, as amended by the Fourth Amendment to Credit Agreement, dated as of November 17, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as further amended pursuant to this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 2.14 of the Credit Agreement, the Borrower has requested (which request hereunder shall serve as notice pursuant to Section 2.14(a) of the Credit Agreement) that the December 2020 Incremental Term Lenders extend credit to the Borrower in the form of Incremental Term Loans on the Fifth Amendment Effective Date (as defined below) in an aggregate principal amount of $15,000,000 (the “December 2020 Incremental Term Loans” and the Incremental Term Commitments under this Fifth Amendment of the December 2020 Incremental Term Lenders, the “December 2020 Incremental Term Commitments”), which (x) will be added to (and form part of) the existing Class of 2020 Incremental Term Loans and (y) will be used to (i) fund Permited Acquisitions or other investments, including any earnouts related thereto (the “Acquisitions”), (ii) pay the fees and expenses related to this Fifth Amendment and the incurrence of the December 2020 Incremental Term Loans and (iii) for general corporate purposes.

WHEREAS, as contemplated by Section 2.14 of the Credit Agreement, (x) the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Article IV hereof, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the incurrence of the December 2020 Incremental Term Loans and (y) this Fifth Amendment shall constitute an Incremental Amendment;

WHEREAS, the December 2020 Incremental Term Lenders are prepared to provide the December 2020 Incremental Term Loans in an amount equal to the December 2020 Incremental Term Commitment set forth on Schedule 1 hereto subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

RULES OF CONSTRUCTION

SECTION 1.1 The rules of constructions specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Fifth Amendment, including the terms defined in the preamble and recitals hereto.

ARTICLE II

2019 INCREMENTAL TERM LOANS

SECTION 2.1 December 2020 Incremental Term Loans. Pursuant to Section 2.14 of the Credit Agreement, and subject solely to the satisfaction of the conditions precedent set forth in such Section 2.14 and Article IV hereof, on and as of the Fifth Amendment Effective Date:

(a) The December 2020 Incremental Term Lenders party hereto hereby agrees to make a term loan denominated in Dollars to the Borrower on the Fifth Amendment Effective Date in an aggregate principal amount not to exceed the amount of the December 2020 Incremental Term Commitments. The full amount of the December 2020 Incremental Term Loans shall be drawn by the Borrower in a single drawing on the Fifth Amendment Effective Date and amounts borrowed pursuant to this Fifth Amendment and repaid or prepaid may not be re-borrowed. The December 2020 Incremental Term Loans (x) shall be added to, and thereafter constitute a part of, the existing Class of 2020 Incremental Term Loans and (y) shall be subject to the same terms applicable to the 2020 Incremental Term Loans as set forth in the Credit Agreement (as amended hereby). The December 2020 Incremental Term Loans shall be subject to scheduled amortization as set forth in the Credit Agreement (as amended hereby) with the remaining outstanding principal amount due and payable in full on the Maturity Date for the existing 2020 Incremental Term Loans.

(b) The December 2020 Incremental Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Fifth Amendment shall constitute an Incremental Amendment pursuant to and in accordance with Section 2.14 of the Credit Agreement.

(c) Immediately upon the incurrence of the December 2020 Incremental Term Loans on the Fifth Amendment Effective Date, (i) the December 2020 Incremental Term Loans shall be added to (and form part of) each Borrowing of existing 2020 Incremental Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Fifth Amendment on a pro rata basis (based on the principal amount of each Borrowing), so that each 2020 Incremental Term Lender will participate proportionately in each then outstanding Borrowing of 2020 Incremental Term Loans, (ii) in connection with the foregoing, the Administrative Agent shall (and is hereby authorized to) take all necessary actions to ensure that all 2020 Incremental Term Lenders participate in each Borrowing of 2020 Incremental Term Loans (after giving effect to the incurrence of December 2020 Incremental Term Loans) on a pro rata basis (based upon the then outstanding principal amount of all 2020 Incremental Term Loans held by the 2020 Incremental Term Lenders at such time), (iii) the December 2020 Incremental Term Loans shall constitute a single Class of Term Loans with the 2020 Incremental Term Loans and (iv) the December 2020 Incremental Term Loans shall constitute “2020 Incremental Term Loans” for all purposes under, and subject to the provisions of, the Loan Documents.

(d) The December 2020 Incremental Term Commitments of the December 2020 Incremental Term Lenders shall be automatically and permanently reduced to $0 upon the funding of the December 2020 Incremental Term Loans to be made by the December 2020 Incremental Term Lenders on the Fifth Amendment Effective Date.

(e) The proceeds of the December 2020 Incremental Term Loans shall be used by the Borrower to (i) fund Acquisitions, (ii) pay the fees and expenses related to this Fifth Amendment and the incurrence of the December 2020 Incremental Term Loans and (iii) for general corporate purposes.

(f) The Borrower hereby designates that all of the December 2020 Incremental Term Loans are being incurred in reliance on Section 2.14(d)(v)(A) of the Credit Agreement.

ARTICLE III

AMENDMENTS TO CREDIT AGREEMENT

SECTION 3.1 Amendment to Credit Agreement. The Borrower, the Lenders party hereto, the Administrative Agent and other parties party hereto agree that on the Fifth Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“December 2020 Incremental Term Commitments” has the meaning provided in the Fifth Amendment.

“December 2020 Incremental Term Lenders” has the meaning provided in the Fifth Amendment.

“December 2020 Incremental Term Loans” has the meaning provided in the Fifth Amendment.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of December 7, 2020, by and among Holdings, the Borrower, the other Guarantors party thereto, the Administrative Agent and the December 2020 Incremental Term Lenders.

“Fifth Amendment Effective Date” has the meaning provided in the Fifth Amendment.

(b) The definition of “2020 Incremental Term Commitments” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence appearing therein with “The aggregate amount of the 2020 Incremental Term Commitments is, as of the Fifth Amendment Effective Date, $140,000,000”.

(c) The definition of “2020 Incremental Term Loans” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““2020 Incremental Term Loans” means the term loans made by (x) the 2020 Incremental Term Lenders on the Fourth Amendment Effective Date to the Borrower pursuant to Section 2.01(a) and (y) the December 2020 Incremental Term Lenders to the Borrower on the Fifth Amendment Effective Date pursuant to the Fifth Amendment.”

(d) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Term Borrowings. Subject to the terms and conditions expressly set forth herein, each Term Lender severally agrees to make to the Borrower on the Closing Date a Term Borrowing denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Term Lender’s Term Commitment. On the First Amendment Effective Date, Initial Term Loans shall be made in accordance with the First Amendment. On the Second Amendment Effective Date, Initial Term Loans shall be made in accordance with the Second Amendment. On the Fourth Amendment Effective Date, 2020 Incremental Term Loans shall be made in accordance with the Fourth Amendment. On the Fifth Amendment Effective Date, December 2020 Incremental Term Loans shall be made in accordance with the Fifth Amendment. Amounts borrowed under this Section 2.01(a), the First Amendment, the Second Amendment, the Fourth Amendment and the Fifth Amendment and repaid or prepaid may not be re-borrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(e) Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) with respect to the Initial Term Loans, on the last Business Day of each March, June, September and December, commencing with last Business Day of June 2019, an aggregate principal amount equal to $700,505.05 (which payments shall (x) be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 (excluding prepayments under Section 2.05(a)(v) and Section 10.07(l)) and (y) not be made with respect to Initial Term Loans that were prepaid pursuant to Section 2.05(a)(v)), (B) with respect to the 2020 Incremental Term Loans, on the last Business Day of each March, June, September and December, commencing with the last business day of March 2021, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2020 Incremental Term Loans as of the Fifth Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 (excluding prepayments under Section 2.05(a)(v) and Section 10.07(l)) and (C) with respect to all Initial Term Loans and 2020 Incremental Term Loans, on the Maturity Date for the Initial Term Loans and 2020 Incremental Term Loans, the aggregate principal amount of all Initial Term Loans and 2020 Incremental Term Loans outstanding on such date, together with accrued interest thereon. In connection with any Incremental Term Loans that constitute part of the same Class as the Initial Term Loans or 2020 Incremental Term Loans, as applicable, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Initial Term Loans comprising such Class or the 2020 Incremental Term Lenders holding 2020 Incremental Term Loans, as applicable, continue to receive a payment that is not less than the same amount that such Term Lenders or 2020 Incremental Term Lenders would have received absent the incurrence of such Incremental Term Loans; provided, that if such Incremental Term Loans are to be “fungible” with the Initial Term Loans or 2020 Incremental Term Loans, as applicable, notwithstanding any other conditions specified in this Section 2.07(a), the amortization for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by the Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Initial Term Loans or 2020 Incremental Term Loans, as applicable.”

(f) Section 5.11(a) of the Credit Agreement is hereby amended by including the following new sentence at the end thereof:

“The proceeds of the December 2020 Incremental Term Loans incurred on the Fifth Amendment Effective Date will be used to (i) fund Acquisitions (as defined in the Fifth Amendment), (ii) pay the fees and expenses related to the Fifth Amendment and the incurrence of the December 2020 Incremental Term Loans and (iii) for general corporate purposes.”

SECTION 3.2 Reference to and Effect on the Credit Agreement. On and after the Fifth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each December 2020 Incremental Term Lender shall constitute a “Lender”, a “Term Lender” and an “Incremental Term Lender”, in each case, under and as defined in the Credit Agreement, (iv) each December 2020 Incremental Term Commitment shall constitute a “Term Commitment”, in each case, under and as defined in the Credit Agreement, (v) the Fifth Amendment Effective Date shall constitute the “Incremental Facility Closing Date” under, and as defined in the Credit Agreement with respect to the December 2020 Incremental Term Loans and (vi) this Fifth Amendment shall constitute an “Incremental Amendment” under, and as defined in, the Credit Agreement; provided that for purposes of Section 2.01(a) of the Credit Agreement the reference therein to Term Lenders and Term Commitment shall not include the December 2020 Incremental Term Lenders and the December 2020 Incremental Term Commitments, as applicable. On and after the effectiveness of this Fifth Amendment, this Fifth Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Fifth Amendment (including the amendments contained in Article III) is subject to the satisfaction (or waiver) of the following conditions:

SECTION 4.1 This Fifth Amendment shall have been duly executed by Holdings, the Borrower, each Guarantor, the Administrative Agent and the December 2020 Incremental Term Lender and delivered to the Administrative Agent.

SECTION 4.2 No Default or Event of Default shall exist or would result from the making of the December 2020 Incremental Term Loans on the Fifth Amendment Effective Date or from the application of the proceeds therefrom.

SECTION 4.3 The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement, Article V of this Fifth Amendment and in each other Loan Document shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Fifth Amendment Effective Date or on such earlier date, as the case may be.

SECTION 4.4 The Administrative Agent shall have received a Committed Loan Notice from the Borrower pursuant to Section 2.02 of the Credit Agreement with respect to the December 2020 Incremental Term Loans (and the Administrative Agent hereby agrees to waive the three Business Day minimum notice period in respect of any request for Eurocurrency Rate Loans to be made on the Fifth Amendment Effective Date; provided that such request is delivered at least one Business Day prior to the Fifth Amendment Effective Date).

SECTION 4.5 The Administrative Agent shall have received an opinion from Ropes & Gray LLP, as counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

SECTION 4.6 The Administrative Agent shall have received a solvency certificate from the chief financial officer of Borrower substantially in the form of Exhibit D to the Credit Agreement.

SECTION 4.7 All fees and expenses (to the extent invoiced at least three days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed by the Borrower)) required to be paid pursuant to Section 10.04 of the Credit Agreement.

SECTION 4.8 The Administrative Agent shall have received at least two Business Days prior to the Fifth Amendment Effective Date all documentation and other information about the Borrower and the Guarantors and the principals thereof that shall have been reasonably requested by the Administrative Agent in writing at least five days prior to the Fifth Amendment Effective Date and that the Lenders reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation (as defined in the Engagement Letter), the results of which shall be satisfactory to the applicable Lenders.

SECTION 4.9 All proceeds of the December 2020 Incremental Term Loans will be used for the purposes set forth in Section 2.1(f) hereof.

SECTION 4.10 The Administrative Agent shall have received such certificates of good standing from the applicable secretary of state of the state of organization of each Loan Party, copies of resolutions or other limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Fifth Amendment (or in the case of incumbency certificates, certifying that there have been no changes since the incumbency certificates were last delivered on the Fourth Amendment Effective Date or the joinder effective date, as applicable) and attaching and certifying the Organization Documents of each Loan Party (or certifying that there have been no changes since the Organizational Documents were last delivered on the Fourth Amendment Effective Date or the joinder effective date, as applicable).

SECTION 4.11 All of the conditions specified in Section 2.14(d) of the Credit Agreement (as modified by this Fifth Amendment) with respect to the effectiveness of this Fifth Amendment as an “Incremental Amendment” thereunder shall have been satisfied and the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying as to the matters set forth in Section 4.2, Section 4.3 and this Section 4.11.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Representations and Warranties. The Borrower and each of the Guarantors party hereto represent and warrant to the Lenders and the Administrative Agent that as of the Fifth Amendment Effective Date (a) the execution, delivery and performance of this Fifth Amendment is within such Loan Party’s corporate or other powers and has been duly authorized by all necessary corporate or other organizational action of such Loan Party, (b) this Fifth Amendment has been duly executed and delivered by each Loan Party that is a party thereto and (c) this Fifth Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in or Indebtedness owed by Foreign Subsidiaries.

ARTICLE VI

EFFECTS ON LOAN DOCUMENTS

SECTION 6.1 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(a) The execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(b) The Borrower and the other parties hereto acknowledge and agree that, on and after the Fifth Amendment Effective Date, this Fifth Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.

(c) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, and this Fifth Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(d) Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(e) Section headings used herein are for convenience of reference only, are not part of this Fifth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fifth Amendment.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1 APPLICABLE LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(b) AND 10.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

SECTION 7.2 Execution in Counterparts; Severability. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic transmission of an executed counterpart of a signature page of this Fifth Amendment shall be effective as delivery of an original executed counterpart hereof.

SECTION 7.3 Reaffirmation. Each of the Loan Parties party to the Security Agreement and the other Collateral Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the December 2020 Incremental Term Loans are Loans and that each December 2020 Incremental Term Lender is a Lender, and that all of its obligations under the Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Administrative Agent and the Secured Parties (including the December 2020 Incremental Term Lenders) and reaffirms the guaranties made pursuant to the Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the Collateral Documents are, and shall remain, in full force and effect after giving effect to the Fifth Amendment, and (iv) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the December 2020 Incremental Term Loans under the Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CURE INTERMEDIATE 3, LLC, as Holdings

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

SIGNIFY HEALTH, LLC, as Borrower

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

[Signature Page to Fifth Amendment]

CENSEO HEALTH LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

DRYNACHAN, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

LIBERTY HEALTH, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

LIBERTY HEALTH PARTNERS, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

REMEDY BPCI PARTNERS, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

[Signature Page to Fifth Amendment]

REMEDY HOLDINGS, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

REMEDY PARTNERS, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

SIGNIFY EPISODE ADMINISTRATORS, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

SIGNIFY HEALTH IPA, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

SIGNIFY HOME & COMMUNITY CARE, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

[Signature Page to Fifth Amendment]

SIGNIFY IPA NY, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

TAVHEALTH, LLC

By:	/s/ Bradford Kyle Armbrester
Name: Bradford Kyle Armbrester
Title: Chief Executive Officer

[Signature Page to Fifth Amendment]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

By:	/s/ Ken Chin
Name: Ken Chin
Title: Director

[Signature Page to Fifth Amendment]

Schedule I

December 2020 Incremental Term Lender	December 2020 Incremental Term Loans

UBS AG, Stamford Branch	$15,000,000

Total:	$15,000,000